                                                                    EXHIBIT 99.1


                    Turning Gold Banc into More Than Money
                            February 19 & 20, 2001

                                   Gold Banc
                              More Than Money(SM)

                                    (Page)

                           Management Introductions
                              Michael W. Gullion
                     Chairman and Chief Executive Officer

                             Malcolm (Mick) Aslin
                     President and Chief Operating Officer

                                    (Page)

                                   Our Focus
                     Building America's Community Bank and
                     Financial Services Company of Choice

                                   Gold Banc
                                   ---------
                                    (Page)

                              Key Secular Forces

 .  Banking industry deregulation
 .  Financial markets innovations
 .  Demographic changes
 .  Globalization
 . The movement from the Industrial Age to a Technology Age that has created immediate access to vast amounts of information.

                                    (Page)

               Phase II of the Information Revolution has Begun!

 .  Phase I (1950's to 1990's): Deployment of technology led to improvements in the way we did business
 . Phase II (late 1990 to ?): Continued technological advancement and consumer adoption lead to new ways of doing business.


                                    (Page)

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                                The New Mindset
--------------------------------------------------------------------------------
                   OUT                                         IN
--------------------------------------------------------------------------------
                  Scale                                      Skill
--------------------------------------------------------------------------------
             Diversification                                 Focus
--------------------------------------------------------------------------------
                Products                                   Customers
--------------------------------------------------------------------------------
               Technology                                    People
--------------------------------------------------------------------------------
           Innovative Products                         Innovation Process
--------------------------------------------------------------------------------
                  Size                                       Speed
--------------------------------------------------------------------------------

                                    (Page)

                                  Gold Banc
                             Strategic Direction
                              Community Banking
                              Financial Services

                                    (Page)

                                   Gold Banc
                                Strategic Focus
                              Commercial Banking
                               Wealth Management

                                     (Page)

                          Our Community Banking Model


 .  Local decision making;
 .  Embrace the social, civic and economic responsibilities of our communities
   (41 communities; 61 locations; 4 states);
 .  Focus on Commercial Banking (middle market customers and small business);
 .  Cross-sell Gold's financial products which include:
   - Banking (commercial, personal and Internet banking, insurance);
   - Asset and wealth management (retail brokerage, institutional sales, trust, investment advisory, asset management);
   - Networked financial services (technology-based products).
                                    (Page)


                             Community Leadership
      Gold Bank officers should seek positions primarily within economic development, philanthropic and business organizations...

 .  In which they can influence the achievement of the mission and interact with participants, and
 .  Are within the geographic territory they serve

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                                  Our Market

Florida:
   Brandenton
   Sarasota

Kansas:
   Clay Center
   Colby
   Leawood
   Marysville
   Oberlin
   Pittsburg
   Seneca
   Shawnee

Missouri:
   Kansas City
   St. Joseph

Oklahoma:
   Edmond
   El Reno
   Enid
   Guymon
   Kingfisher
   Tulsa

 .  Sarasota/Brandenton, FL:  5th highest per capita income for a metropolitan
   -----------------------
   area nationwide
 .  Johnson County, KS:
   ------------------
 .  Edmond, OK:
   ----------

                                    (PAGE)

                           Market Share in Key Areas
                                State of Kansas

------------------------------------------------------ --------------- ------------------------ --------------------
                                                                                                   Market Share
                Holding Company Name                        Br.           Deposits June-00            June-00
------------------------------------------------------ --------------- ------------------------ --------------------
1  Bank of America Corp.                                     79                      2,164,585                7.15%
------------------------------------------------------ --------------- ------------------------ --------------------
2  Intrust Financial Corp.                                   47                      1,700,160                5.61%
------------------------------------------------------ --------------- ------------------------ --------------------
3  Commerce Bancshares, Inc.                                 74                      1,627,489                5.37%
------------------------------------------------------ --------------- ------------------------ --------------------
4  Valley View Bancshares, Inc.                              21                      1,220,844                4.03%
------------------------------------------------------ --------------- ------------------------ --------------------
5  Firstar Corp.                                             46                      1,061,683                3.50%
------------------------------------------------------ --------------- ------------------------ --------------------
6  UMB Financial Corp.                                       34                        975,165                3.22%
------------------------------------------------------ --------------- ------------------------ --------------------
7  First National of Nebraska                                 6                        896,928                2.96%
------------------------------------------------------ --------------- ------------------------ --------------------
8  Gold Banc Corp.                                           26                        798,239                2.64%
------------------------------------------------------ --------------- ------------------------ --------------------
9  Emprise Financial Corporation                             26                        642,099                2.12%
------------------------------------------------------ --------------- ------------------------ --------------------
10 Sunflower Banks, Inc.                                     23                        534,221                1.76%
------------------------------------------------------ --------------- ------------------------ --------------------

Dollars in thousands

                                    (PAGE)

                                    Kansas

Market Potential:
-2.7 million population
-7.1% growth rate during 1990s
-Strong growth in Johnson County (24%)
-Deposits: $38.8 billion - $9.7 billion in current Gold markets, $7.7 in Johnson
 County
Key Competitors:
Metro
-----
-Bank of America
-Firstar
-UMB
-FNB of Kansas
Rural
-----
-Small community bank
-Credit unions
Deposit Market Share by County:
-50% of the counties served Ranked No 1 in market share
-53% of the cities served Ranked No 1 in market share



                                    (PAGE)

                           Market Share in Key Areas
                               State of Oklahoma

------------------------------------------------------ --------------- ------------------------ --------------------
                                                                                                   Market Share
                Holding Company Name                        Br.           Deposits June-00            June-00
------------------------------------------------------ --------------- ------------------------ --------------------
1  BOK Financial Corp.                                       75                       4,179,168                12.46%
------------------------------------------------------ --------------- ------------------------ --------------------
2  BancFirst Corp.                                           94                       2,231,385                 6.65%
------------------------------------------------------ --------------- ------------------------ --------------------
3  Bank One Corp.                                            38                       2,047,848                 6.11%
------------------------------------------------------ --------------- ------------------------ --------------------
4  Bank of America Corp.                                     61                       2,022,302                 6.03%
------------------------------------------------------ --------------- ------------------------ --------------------
5  Local Financial Corp.                                     53                       1,873,403                 5.59%
------------------------------------------------------ --------------- ------------------------ --------------------
6  Southwest Bancorp Inc.                                     7                         907,487                 2.71%
------------------------------------------------------ --------------- ------------------------ --------------------
7  Arvest Bank Group Inc.                                    26                         816,530                 2.43%
------------------------------------------------------ --------------- ------------------------ --------------------
8  F&M Bancorporation                                         6                        691, 776                 2.06%
------------------------------------------------------ --------------- ------------------------ --------------------
9  Durant Bancorp, Incorporated                              19                         689,110                 2.05%
------------------------------------------------------ --------------- ------------------------ --------------------
10 Gold Bane Corp.                                           24                         676,381                 2.02%
------------------------------------------------------ --------------- ------------------------ --------------------

Dollars in thousands

                                    (PAGE)


                                   Oklahoma

Market Potential:
-3.4 million population
-6.8% growth rate during 1990s
-Reasonable growth in Tulsa County (8.9%) with strong growth in Canadian and
 Texas counties
-Deposits: 36.6 billion - $18.85 billion in current Gold markets, $8 billion in
 Tulsa, $8.3 billion in OKC, $3.2 billion in Gold rural markets
Key Competitors
Metro
-----
-Bank of Oklahoma
-Bank One
-Bank of America
-F&M Bank and Trust
Rural
-----
-Mid-First
-Small community banks
-Credit unions
Deposit Market Share by County
-62.5% of the cities served, Ranked No 1 in market share
-Ranked No 1 in two counties, i.e., Kingfisher and Kiowa

                                    (PAGE)

                           Market Share in Key Areas
                            Manatee County, Florida

------------------------------------------------------ --------------- ------------------------ --------------------
                                                                                                   Market Share
                Holding Company Name                        Br.           Deposits June-00           June-00
------------------------------------------------------ --------------- ------------------------ --------------------
------------------------------------------------------ --------------- ------------------------ --------------------
1  Bank of America Corp.                                     24                         940,928                36.39%
------------------------------------------------------ --------------- ------------------------ --------------------
2  SouthTrust Corp.                                          19                         299,305                11.58%
------------------------------------------------------ --------------- ------------------------ --------------------
3  Gold Banc Corp.                                           7                          267,881                10.36%
------------------------------------------------------ --------------- ------------------------ --------------------
4  Republic Bancshares Inc.                                  7                          197,813                 7.65%
------------------------------------------------------ --------------- ------------------------ --------------------
5  First National Bancshares, Inc.                           7                          161,287                 6.24%
------------------------------------------------------ --------------- ------------------------ --------------------
6  First Union Corp.                                         9                          159,304                 6.16%
------------------------------------------------------ --------------- ------------------------ --------------------
7  Regions Financial Corp.                                   4                          149,066                 5.76%
------------------------------------------------------ --------------- ------------------------ --------------------
8  Northern Trust Corp.                                      3                          117,393                 4.54%
------------------------------------------------------ --------------- ------------------------ --------------------
9  Huntington Bancshares, Inc.                               5                          100,568                 3.89%
------------------------------------------------------ --------------- ------------------------ --------------------
10 Sun Trust Banks Inc.                                      3                           57,294                 2.22%
------------------------------------------------------ --------------- ------------------------ --------------------

Dollars in thousands

                                    (PAGE)

                                    Florida

 .  Market Potential:
   .  15.1 million population/244,000 in Manatee County
   .  16.8% growth rate during 1990s/15% growth in Manatee County
   .  298,000 "wealthy" households in Florida
   .  Deposits: $21.5 billion in current Gold markets
 .  Key Competitors:
   .  Bank of America
   .  First Union
   .  SunTrust
   .  SouthTrust
 .  Situation Assessment:
   .  Rated No 3 in Deposit Market Share for Manatee County
   . Rated No 3 in Deposit Market Share for Bradenton, Ellenton and No 4 in Palmetto and Ruskin

                                    (PAGE)

"American Bank, Rated the No 1 Community Bank of Choice"
-The Bradenton Herald


                                    (PAGE)

                               Our Fundamentals
                      Growth, Returns and Building Value
                                   Gold Banc
                                   ---------

                                    (PAGE)

                             Growing Total Assets
                  (as reported, before pooling restatements)

                1996      1997     1998      1999    2000
   Millions     $377      $515     $1,111    $1,407  $2,718

45% compound annual growth
64% CAGR in 4 years since IPO

                                    (Page)

                             Increasing Net Income
                  (as reported, before pooling restatements)

                1996      1997     1998      1999   2000
   Millions     $2.1      $3.7     $9.1      $12.9  $24.1

56% compound annual growth

Note: 1999 and 2000 earnings are recurring income, without one-time charges

                                    (Page)

                          Growing Earnings Per Share
                  (as reported, before pooling restatements)

                1996      1997     1998      1999     2000
     EPS        $0.38     $0.39    $0.55     $0.75    $0.65
    Shares      4,493     9,725    16,707    17,237   37,653

Note: 1999 and 2000 earnings are recurring income, without one-time charges

                                    (Page)

                          Enhancing Return on Assets
                  (as reported, before pooling restatements)

            Dec-96    Dec-97    Dec-98   Dec-99   Dec-00

Gold Banc    0.61%     0.84%     0.93%    1.07%   0.94%

Note:  1999 and 2000 ROA uses recurring income, without one-time charges

                                    (Page)

                           Building Return on Equity
                  (as reported, before pooling restatements)

             Dec-96    Dec-97   Dec-98    Dec-99   Dec-00

Gold Banc    11.19%    9.26%    11.59%    14.63%    14.36%


Note: 1999 and 2000 ROA uses recurring income, without one-time charges

                                    (Page)

                        Developing Non-Interest Income
                  Non-Interest Income to Net Interest Income
                  (as reported, before pooling restatements)

             1996      1997      1998      1999       2000
Gold Banc    25.3%     16.0%     24.4%     32.1%      29.0%
Peer         18.7%     20.1%     22.2%     23.9%      25.9%

Peer group is all publicly traded commercial banks $1 billion to $5 billion in assets

                                    (Page)


                          Safeguarding Asset Quality
                       Net Charge-Offs to Average Loans
                  (as reported, before pooling restatements)

             1996      1997      1998      1999      2000
Gold Banc    0.17%    -0.01%     0.21%     0.24%     0.24%
Peer         0.22%     0.23%     0.20%     0.19%     0.19%

Peer Group is all publicly traded commercial banks $1 billion to $5 billion in assets, 2000 figures are annualized.

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                                  Our Future

                        Gold Banc in the New Millennium

                                   Gold Banc
                                   ---------

                                    (PAGE)


"We continue to believe that tomorrow's most successful banks will be built on focus, not diversity.


Lloyds/TSB Annual Report

                                   Gold Banc
                                Strategic Focus
                              Commercial Banking
                               Wealth management

                                    (Page)

                          What Makes Our Model Work?

Customers have 24-hour a day access to us:
     .   in person;
     .   by telephone;
     .   by computer.
Customers receive responsive service:

     .   Decentralized decision making;

     .   Centralized operational support and roll-out of new products and services allow our bankers to focus on sales and customer service;

                                    (Page)

                            Gold Financial Services
 .   Products and services:
     - Retail brokerage, institutional sales, trust, investment advisory, asset management.
 .   Customers have access to financial services:
     - in person (financial service centers);
     - by telephone (personal service);
     - on the Internet (www.goldbankonline.com).

                                    (Page)

                            Gold Financial Services
                            Top Line Revenue Growth
                                Gold Insurance

                   1998              1999            2000
Thousands         $4,010            $4,640          $4,868

Revenue figures are subsidiary-specific and include activity both before and after being acquired by Gold.
                                    (Page)

                            Gold Financial Services
                            Top Line Revenue Growth

                              Gold Trust Company

                          1998        1999           2000
Thousands                $1,416      $1,684         $2,276

Revenue figures are subsidiary-specific and include activity both before and after being acquired by Gold.


                                    (Page)

                            Gold Financial Services
                            Assets Under Management
                              Gold Trust Company


                             1998    1999    2000
Millions                     $259    $320    $396

Asset figures are subsidiary-specific and include activity both before and after being acquired by Gold.

                                    (Page)

                            Gold Financial Services
                            Top Line Revenue Growth
                            Gold Capital Management


                    1997      1998       1999         2000
Thousands         $2,072    $3,796     $4,228       $3,712

Revenue figures are subsidiary specific and include activity both before and after being acquired by Gold.

                               Gold Technologies
                           Annual Operating Revenue

                             CompuNet Engineering

                          1997             1998        1999            2000
    Thousands            $2,276           $3,796      $3,805          $4,387

                                    (Page)

                       Keys to Success - Wealth Management

 .    Strong customer profitability segmentation
 .    Good prospecting and lead generation processes
 .    Marketing focus on deposit services, investment advisory, trust and brokerage
 .    Focused incentive plans for trust, brokerage referrals
 .    Standardized model to service less profitable retail deposits and loans
     -    Strong cost control and fee generation
     -    Heavy usage of central servicing functions
     -    Similar approach to Midwest rural model

                                    (PAGE)

                           Stock Price Performance:
                          Regional Community Banking
 .   Regional community banks have not seen strong Wall Street favor since late
    1997
 .   The Street views these institutions as having slow revenue growth rates with dependence on shrinking net interest margins
 .   The Street rewards banks with strong fee-based wealth management business

                                    (Page)

                           Forward Looking Information

This presentation may contain comments or information that constitute forward-looking statements (within the meaning of the Private Securities Litigation Reform Act of 1995), which involve significant risks and uncertainties. Actual results may differ materially from the results discussed in the forward-looking statements or materials. Factors that might cause such a difference include, but are not limited to: (1) expected cost savings cannot be fully realized within the expected time frame; (2) revenues are lower than expected; (3) competitive pressures among depository institutions increase significantly; (4) cost or difficulties related to the integration of organizations acquired are greater than expected; (5) changes in the interest rate environment reduce interest margins; (6) general economic conditions, either nationally or in states in which the company will be doing business are less favorable than expected; and
(7) legislation or regulatory changes adversely affect the business in which the company would be engaged.

                                    (PAGE)